================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 24, 2004

                             CALLIDUS SOFTWARE INC.
                            (Exact Name of Registrant
                            as Specified in Charter)

    Delaware                       000-50463                      77-0438629
(State or Other            (Commission File Number)             (IRS Employer
Jurisdiction of                                              Identification No.)
Incorporation)

   160 W. Santa Clara Street, Suite 1500
                San Jose, CA                                       95113
  (Address of Principal Executive Offices)                      (Zip Code)

                                 (408) 808-6400
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)

                                   ----------

================================================================================

Item 5. Other Events and Regulation FD Disclosure

      On June 23, 2004, Callidus Software Inc. announced the appointment of David Pratt as interim president and chief executive officer, the resignation of Reed Taussig as its president, chief executive officer and chairman of the board and the appointment of Michael Braun as chairman of the board. Attached hereto, and incorporated by reference herein as Exhibit 99.1 is the press release dated June 23, 2004.

Item 7. Exhibits

      99.1 Press release dated June 23, 2004

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            CALLIDUS SOFTWARE INC.
Date: June 24, 2004                         By: /s/ RONALD J. FIOR
                                                --------------------------------
                                                Name:   Ronald J. Fior
                                                Title:  Chief Financial Officer,
                                                        Vice President, Finance

                                  Exhibit Index

99.1 Press release dated June 23, 2004 announcing the appointment of David Pratt as interim president and chief executive officer, the resignation of Reed Taussig as its president, chief executive officer and chairman of the Board and the appointment of Michael Braun as chairman of the board.